UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 1, 2012

ALLSTATE LIFE INSURANCE COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Illinois

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(State or Other Jurisdiction of Incorporation)

0-31248	36-2554642
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(Commission File Number)	(IRS Employer Identification No.)

3100 Sanders Road, Northbrook, Illinois	60062
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(Address of Principal Executive Offices)	(Zip Code)

Registrant’s   telephone   number,   including area code: (847) 402-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ]                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01.	Entry into a Material Definitive Agreement.

On February 1, 2012, Allstate Assignment Company, Allstate Finance Company, LLC, Allstate Financial Advisors, LLC, Allstate Settlement Corporation, and Road Bay Investments, LLC, (collectively, “the Parties”) entered into an Investment Management Agreement among Allstate Investment Management Company (“AIMCO”), The Allstate Corporation and Certain Affiliates (the “Agreement”).  The Parties entered into the Agreement to engage AIMCO to provide investment management services subject to the terms and conditions set forth in the Agreement.

The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement attached as Exhibit 10.1, which is incorporated herein by reference.

The Parties are wholly-owned subsidiaries of the Registrant.  The Registrant and AIMCO are indirect, wholly owned subsidiaries of The Allstate Corporation.

Item 1.02.  Termination of a Material Definitive Agreement.

On February 1, 2012, the Parties entered into a Termination of Investment Management Agreement (the “Termination Agreement”) among Allstate Investments, LLC (“AILLC”), Allstate Insurance Company, The Allstate Corporation, and certain subsidiaries.  Because the Parties have entered into the Agreement with AIMCO referred to in Item 1.01, effective February 1, 2012, the Parties have mutually agreed to the termination.

The foregoing description of the Termination Agreement is qualified in its entirety by reference to the full text of the Termination Agreement attached as Exhibit 10.2, which is incorporated herein by reference.

The Parties are wholly-owned subsidiaries of the Registrant.  The Registrant, AILLC, Allstate Insurance Company, and AIMCO are indirect, wholly owned subsidiaries of The Allstate Corporation.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Description

	10.1	Form of Investment Management Agreement Among Allstate Investment Management Company

And The Allstate Corporation And Certain Affiliates

10.2	Termination of Investment Management Agreement among Allstate Investments, LLC (“AILLC”), Allstate Insurance Company, The Allstate Corporation, and certain subsidiaries

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLSTATE LIFE INSURANCE COMPANY

By:	/s/ Jennifer M. Hager
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Name:	Jennifer M. Hager
Title:	Assistant Secretary

Date:   February 7, 2012